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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2003

ADVANCED MATERIALS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-16401 (Commission File Number)	33-0215295 (IRS Employer Identification No.)
20211 S. Susana Road, Rancho Dominguez, CA 90221 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (310) 537-5444

Not Applicable
Former name or former address, if changed since last report

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

  99.1
  Press Release, dated April 15, 2003, issued by Advanced Materials Group, Inc.

ITEM 9.    REGULATION FD DISCLOSURE

        The information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

        On April 15, 2003, Advanced Materials Group, Inc. announced financial results for the quarter ended February 28, 2003. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2003

ADVANCED MATERIALS GROUP, INC.
By:	/s/ GAYLE ARNOLD Chief Financial Officer

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SIGNATURES